Exhibit 99.7

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                      MORGAN STANLEY
                              IXIS Real Estate Capital Trust
                                         2005-HE2
                                     California Loans

1. California MSAs

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                                                                           % of
                                                                         Mortgage
                                                                         Pool by
                                                        Aggregate       Aggregate    Weighted    Weighted   Weighted
                                            Number       Cut-off         Cut-off     Average     Average    Average    Weighted
                                              of          Date             Date       Gross     Remaining   Combined   Average
                                           Mortgage     Principal       Principal    Interest      Term     Original     FICO
California MSAs                             Loans      Balance ($)       Balance     Rate (%)    (months)     LTV       Score
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Los Angeles-Riverside-Orange County-CA        523       129,100,692       50.54         7.005       348      78.30        639
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San Francisco-Oakland-San Jose-CA             131        45,091,998       17.65         6.915       350      81.18        659
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San Diego-CA                                   92        29,172,488       11.42         6.798       353      78.37        658
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Sacramento-Yolo-CA                             60        14,104,528        5.52         6.935       352      78.22        632
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Stockton-Lodi-CA                               43         9,711,984        3.80         7.061       344      78.65        614
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Modesto-CA                                     25         5,655,634        2.21         6.575       354      81.78        637
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No MSA                                         27         4,275,423        1.67         7.485       352      78.98        624
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Fresno-CA                                      24         3,282,146        1.28         7.265       356      79.69        616
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Bakersfield-CA                                 22         3,121,543        1.22         7.372       349      78.63        616
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Merced-CA                                      11         2,402,263        0.94         7.069       358      71.35        602
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Redding-CA                                     15         2,119,207        0.83          6.67       336      82.66        650
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Santa Barbara-Santa-Maria-Lompoc-CA             5         1,645,750        0.64         6.907       348      81.35        616
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Visalia-Tulare-Porterville-CA                   9         1,594,450        0.62         7.233       357      79.69        599
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Yuba City-CA                                    7         1,400,541        0.55         6.895       351      79.88        621
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San Luis Obispo-Atascadero-Paso Robles-CA       3         1,149,853        0.45         6.934       358      80.61        620
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Salinas-CA                                      3         1,134,507        0.44         7.491       356      74.13        606
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Chico-Paradise-CA                               3           479,114        0.19         7.263       357      77.55        672
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Total:                                      1,003       255,442,123      100.00         6.971       349      78.94        641
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